MILTON INVESTMENT FUND LIMITED (1)

                             A.C. CAR GROUP LIMITED









                                      LEASE

                                     - of -

                       Land at Unit 1, Vickers Drive North
                  Brooklands Industrial Park, Elmbridge, Surrey








                                        +

                                 Charles Russell


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THIS LEASE made the               day of

One Thousand Nine Hundred and Ninety Seven


BETWEEN:



     (1) MILTON INVESTMENT FUND LIMITED whose registered office is at Milton Manor, Thanington Without, Canterbury, Kent CT4 7PH (hereinafter called "Landlord" which expression shall include the person from time to time entitled to the reversion expectant on the term hereby granted)


     (2) A.C. CAR GROUP LIMITED whose registered office is at Pride House, Watford Metro Centre, Tolpitts Lane, Watford, Hertfordshire WDI 3SB (hereinafter called "Tenant" which expression shall include the person from time to time entitled to the term hereby granted)


WITNESSETH as follows:

     I.           INTERPRETATION

In this Lease:

     1.1 The following expressions have unless the context otherwise requires the following meanings and cognate expressions are to be construed accordingly:

"Accessway"

     means the accessway shown coloured brown on the Plan;

"Conducting Media"

     means sewers drains pipes wires cables ventilation ducts heating ducts and other conducting media including any fixings louvres cowls and other covers and includes any apparatus (not being tenant's or trade fixtures (including the Tenant's Fixtures)) connected to any Conducting


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     Media for enabling use to be made of the  Conducting  Media or of any water gas electricity heating ventilation air conditioning or other effluvia passing through Conducting Media;

"Demised Premises"

means the building and premises as described in Part I of Schedule I and all additions and alterations thereto and all Landlord's Fixtures from time to time annexed thereto but excluding the air space surrounding and above the same;

"Development Charge"

     means all sums payable by the Landlord as Service Charge (as that expression is defined in the Oakimber Transfers) pursuant to the Oakimber Transfers in relation to the Demised Premises and due from the date hereof;

"Estate"

     means the land and building of which the Demised Premises form part being the land registered at HM Land Registry under title numbers SY579222 and SY579223 and shown for the purpose of identification only edged blue on the Plan;

"Full Reinstatement Cost"

     means the costs (to be conclusively determined from time to time by the Landlord's Surveyor) which would be likely to be incurred in rebuilding or reinstating the Estate in accordance with the requirements of this Lease (including the reasonable and proper cost of shoring up demolition site clearance any works that may be required by statute


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     professional fees payable upon any applications for planning  permission or other consents and other incidental expenses) at the time when such rebuilding or reinstatement is likely to take place;

"Insured Risks"

     means the risk of loss damage or destruction by fire lightning storm tempest flood explosion earthquake (fire and shock) subsidence heave and landslip impact from vehicles aircraft and articles dropped therefrom riot civil commotion malicious damage bursting or overflowing of water tanks apparatus or pipes and such other risks as the Landlord may from time to time in its reasonable discretion insure against pursuant to the Landlord's covenant in that behalf hereinafter contained but excepting any stated or other risk against which insurance cannot ordinarily be obtained at a reasonable and economic premium with insurers of repute in the United Kingdom for a property such as the Estate unless the Landlord has in fact insured and continues to insure against such risk;

"Irrevocable VAT"

     means VAT incurred by the Landlord to the extent that the Landlord is unable to obtain credit for or recover the same;

"Landlord 's Expenses"

     means the reasonable and proper expenses incurred by the Landlord as set out in Part 1 of Schedule 3;



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"Landlord's Fixtures"

     means all Landlord's fixtures and fittings in the Demised Premises but for the avoidance of doubt excluding the Tenant's Fixtures;

"Landlord's Surveyor

     means such firm of surveyors or surveyor (who may be an employee or officer of the Landlord) as the Landlord may from time to time appoint;

"Landlord's Third Party Liability Insurance"

     means insurance against all liabilities of the Landlord to third parties arising out of or in connection with any matter including or relating to the Estate on such terms and in such amount as the Landlord shall reasonably from time to time determine as expedient or necessary;

"Legislation"

     means all present and future Acts of Parliament all directly applicable provisions of all present and future treaties constituting the European Communities and all order regulations bye-laws and directives made pursuant to any Act of Parliament or otherwise having the force of law including any made pursuant to such treaties which have the force of law in United Kingdom

"Loss of Rent Insurance

     means insurance against loss of the rent first reserved by Clause 2 hereof for the time being payable for such period (13eing not less than three years) as the Landlord shall from time to time deem to be necessary for the purpose of rebuilding or


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     reinstating the Demised  Premises having regard to any likely increase as a result of such rent being reviewed under this Lease;

"Oakimber Transfers"

     means the transfer dated 27th October 1987 made between (1) Oakimber Limited (2) Trafalgar Brookmount Limited (3) Autokraft Limited (4) Trafalgar House Developments Holding Limited (as varied by a Deed of Variation dated 18th January 1991 made between (I) Oakimber Limited (2) Autokraft Limited and (3) Ford Motor Company Limited) and a transfer dated 27th October 1987 made between
(I) Oakimber  Limited (2) Trafalgar  Brookmount  Limited (3) AC Cars Limited and
(4) Trafalgar House Developments Holdings Limited (as varied by a Deed of Variation dated 18th January 1991 and made between (1) Oakimber Limited (2) AC Cars Limited and (3) Ford Motor Company Limited;

"Permitted Use"

     means automotive vehicle and component assembly and manufacture with ancillary storage and offices or any use or uses within Classes Bi and/or B8 of the Town and Country Planning Use Classes) Order 1987, or such other use as shall be approved by the Landlord (such approval not to be unreasonably withheld or delayed);

"Plan"

     means the plan or plans annexed to this Lease;

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"Planning Acts"

     means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conversation Areas) Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning miscellaneous Provisions Act) 1990 and the Planning and Compensation Act 1991 and all over legislation from time to time in force relating to Town and Country Planning;

"Perpetuity Period"

     means the period of 80 years starting on the date of this Lease which shall be the perpetuity period of this Lease;

"Prescribed Rate"

     means interest of a rate of 4 per cent above the base rate from time to time of Lloyds Bank plc or of such Bank being a member of the Committee of London and Scottish Bankers) as the Landlord may from time to time nominate or during any time when Lloyds Bank plc or other bank nominated by the Landlord has no such base rate such other rate as shall replace the same or be the nearest equivalent thereto as may be notified from time to time to the Tenant by the Landlord;

"Rent Commencement Date"

     means

"the Service Charge" and "Interim Service Charge"

     means the charges to the Tenant in respect of the Landlord's Expenses as set out in Part II of Schedule 3;


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"Tenant's Fixtures"

     means the fixtures and fittings in the Demised  Premises listed in Schedule
6;

"VAT"

     means Value Added Tax or any similar tax from time to time payable whether in substitution for or addition to Value Added Tax;

"Yearly Rent"

     means the annual rent of(pound)221,500.00 (or such higher rent as shall be determined pursuant to the provisions in Schedule 2 and so in proportion for any period less than a year;

     1.2 Where the context so admits or requires words importing one gender shall be construed as importing any other gender and the singular includes the plural and vice versa and where any party hereto) comprises two or more persons any obligation on the part of that party contained or implied herein shall be deemed to be joint and several obligations on the part of such person

     1.3 Any Index and headings are for reference only and shall not affect the meaning of this document

     1.4 References to the "Demised Premises in the absence of any provision to the contrary include any part thereof

     1.5 Except in the definition of "Permitted Use" reference to a specific statute or provision of a specific statute includes all regulations and orders from time to time made pursuant to that statute or (as the case may be) provision or any statute or provision amending or replacing the same

     1.6 Any covenant by or regulation requiring the Tenant not to do an act or thing shall be deemed to include an obligation on the part of the Tenant to ensure that any such act or thing is not done by any third party

     1.7 Whenever the consent or approval of the Landlord is required or requested in relation to this Lease, such provisions shall be construed as also requiring the consent or approval of any mortgagee of the Landlord and any superior lessor where the same shall be required except that nothing in

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this Lease shall be construed as implying  that any  obligation  is imposed upon any mortgagee or superior lessor not unreasonable to refuse any consent

     1.8 References to any right of the Landlord to enter or to have access to the Demised Premises shall be construed as extending to any superior lessor or mortgagee for the time being and to all persons authorized by the Landlord aid to any such superior lessor or mortgagee

     1.9 Unless the context otherwise requires references to "the tenancy" and "the term" shall be deemed to be the references both to the term of years hereby demised and to any extension or continuation thereof whether by the provisions of the Landlord and Tenant Act 1954 or any similar legislation from time to time in force or otherwise which tenancy shall be deemed to have commenced on the date of commencement of the said term hereinafter stipulated

     1.10 The expression "termination in relation to the tenancy means termination in any manner whether by effluxion of time notice forfeiture surrender or otherwise and the expression "terminating" bears a corresponding meaning 2. DEMISE TERM RENT

     The Landlord hereby demises unto the Tenant ALL THOSE the Demised Premises TOGETHER WITH the rights described in Part II of Schedule 1 EXCEPTING AND RESERVING unto the Landlord and its predecessors in title and those deriving title from the Landlord or such predecessors the rights described in Part Ill of
Schedule 1 TO HOLD the same unto the Tenant SUBJECT to the matters described in Part W of Schedule 1 for the term of Fifteen Years commencing on the date hereof YIELDING AND PAYING therefor the following rents:

     2.1 First throughout the term the Yearly Rent which Yearly Rent shall be paid by equal quarterly installments in advance on the usual quarter days in any year the first installment thereof or a proportionate part in respect of the period commencing on the Rent Commencement Date and ending on

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     the date immediately prior to the next succeeding quarter day shall be paid on the execution hereof

     2.2 Secondly on demand by way of further or additional rent a sum equal to a reasonable proportion of (1) the premium or premiums incurred by the Landlord in (a) insuring and keeping insured the Estate in the Full Reinstatement Cost against the occurrence of any of the Insured Risks and all professional and other fees and charges in relation to the rebuilding or reinstatement thereof
(1)) insuring in respect of the Loss of Rent Insurance (c) insuring in respect of the Landlord's Third Party Liability insurance and (d) insuring against such other risks expenses and liabilities relating to the Estate and/or the occupation thereof and in such sums as the Landlord may reasonably and properly require and (2) the reasonable cost of the valuations of the Estate not more often than once in any calendar year for the purpose of such insurance AND together with any increased or additional premium payable by reason of any act or omission of the Tenant or any of the Tenants servants agents or licensees or persons deriving title under the Tenant or by reason of the user of the Demised Premises

     2.3  Thirdly  by way of further  rent the  Interim  Charge and the  Service
Charge relating to the Landlord's Expenses at the times and in the manner provided in Part II of Schedule 3 hereto

     2.4 Fourthly any VAT payable on the Yearly Rent, the Insurance Rent or other Taxable supplies by the Landlord to the Tenant hereunder

     2.5 Fifthly all and any other sums payable by the Tenant to the Landlord pursuant to the provisions of this Lease


     3. TENANT'S COVENANTS

     The Tenant hereby covenants with the Landlord:-

     3.1 RENT AND OTHER PAYMENTS

     3.1.1 To pay the rents hereby reserved on the days and in the manner aforesaid and not to exercise or seek to exercise any right or claim to withhold rent or other sums payable under this Lease or any right or claim to be entitled to any legal or equitable set-off

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     3.1.2 If so  required in writing by the  Landlord to make such  payments by bankers order or other direct credit transfer to any bank and account in the United Kingdom that the Landlord may from time to time nominate

     3.2 OUJGOINGS

     3.2.1 To pay and indemnify the Landlord against all rates taxes (including community charges) levies duties charges assessments impositions and outgoings whether of an existing or novel kind now or at any time hereafter during the term levied imposed or charged exclusively in respect of the Demised Premises or any part thereof or the owner or occupier in respect of the Demised Premises (other than income tax and corporation tax on the income of the Demised Premises received by the Landlord and any tax payable by the Landlord in respect of any dealing with any reversion to this Lease) and a fair proportion (as determined by the Landlord's Surveyor) of any such rates taxes assessments impositions and outgoings levied imposed or charged on the Demised Premises in common with other premises

     3.2.2 To pay to the suppliers of and to indemnify the Landlord against all charges for electricity gas telephone water and other services consumed or used at or in relation to the Demised Premises (including all standing charges and meter rents)

     3.2.3 To pay to the Vendor (as defined in the Oakimber Transfers) and/or indemnify the Landlord against the Development Charge in so far as it relates to the Demised Premises within 10 days of being notified of the sum due

     3.3 REPAIR AND DECORATION

     3.3.1 Well and substantially to repair and reinstate the Demised Premises and keep them in good and substantial repair and condition and to carry out such repair and reinstatement with best quality materials and to the best standard of workmanship and to the complete satisfaction of the Landlord and if necessary from time to time to reinstate or rebuild the Demised Premises (damage or destruction due to any of the Insured Risks excepted unless any of the insurance money in respect thereof shall have been rendered irrecoverable by any act default or omission of the Tenant or any person

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deriving  title from the Tenant or any servant agent  licensee or invitee of the
Tenant or any such person) and to repay to the Landlord on demand all expenses from time to time incurred by the Landlord in repairing or reinstating any Conducting Media not comprised in the Demised Premises but which serve only the Demised Premises

     3.3.2 Without prejudice to the generality of the Tenant's obligations under the immediately preceding sub-clause to keep all machinery and equipment forming part of the Demised Premises properly maintained and in good working order and for that purpose to employ reputable contractors to be approved in writing by the Landlord (such approval not to be unreasonably withheld) for the regular periodic inspection and maintenance of them and to renew all working and other parts of such machinery and equipment as and when necessary or when recommended by such contractors and from time to time to replace all Landlord's Fixtures fittings and appurtenances in or about the Demised Premises which become worn out or beyond repair at any time during or at the termination of the term

     3.3.3 In a proper and workmanlike manner to prepare and paint with two coats of good quality paint or to treat with a suitable alternative preservative of equivalent efficacy previously approved in writing by the Landlord all the wood metal and other parts of the Demised Premises previously or usually so painted or treated and in like manner with good quality materials to grain varnish creosote stop whiten colour or otherwise treat all such parts as have been previously or are usually so dealt with and to repaper or reline the parts usually papered or lined with suitable good quality paper or fabric in every fifth year of the term and in the last three months of the term (howsoever determined) such decorations in the last three months of the Term to be carried out in such colours patterns and materials as shall first be approved in writing by the Landlord

     3.4 INSURANCE OF PLATE GLASS

     To insure and keep insured all plate glass (if any) comprised in the Demised Premises from time to time against damage or destruction in a sum at least equal to the cost of replacing the same in the joint names of the Landlord and

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the  Tenant and such other  names if any as the  Landlord  may from time to time require with such insurance office as the Landlord may from time to time approve and to pay all premiums necessary for the above purpose as the same shall become due and payable and to produce to the Landlord or its agents on demand the policy or policies of such insurance and the receipt for each such payment and if any such plate glass shall be damaged or destroyed forthwith to replace the same and all monies received by virtue of any such insurance to be applied solely towards the cost of replacing the said plate glass and if such insurance money is insufficient for such purpose to make up any deficiency PROVIDED ALWAYS that if the Tenant shall at any time fail to maintain Such insurance the Landlord may do all things necessary to effect and maintain such insurance and any monies expended by the Landlord for that purpose shall be payable by the Tenant on demand and shall be recoverable from the Tenant as rent in arrear

     3.5 CLEANING OF WINDOWS

     To clean the glass of all windows comprised in the Demised Premises both inside and out at least once in every month of the tenancy

     3.6 CLEANING OF DEMISED PREMISES

     To keep the Demised Premises in a clean and tidy condition and regularly to remove therefrom all waste refuse or offensive materials and articles and not to deposit any such materials or articles upon any other part of the Estate except such part (if any) as shall from time to time be provided for the deposit of such materials and articles

     3.7 COMPLIANCE WITH LEGISLATION

     To comply in all respects with all requirements (whether placed on the Landlord or the Tenant) of all present and future Legislation and of all competent authorities as to the condition of the Demised Premises and the user thereof and the activities carried on thereat (including the exercise of any rights granted by this Lease) and any works or alterations executed or required to be executed thereon or in respect thereof or in any other way affecting the Demised Premises or any such rights and to keep the Landlord indemnified against all actions proceedings claims or demands which may be

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brought or made by reason of any such requirements not having been duly complied with and if as a result of any such requirements the Landlord or any superior landlord shall carry out any works or alterations to the Demised Premises or any other part of the Estate the Tenant shall repay to the Landlord on demand the expenses thereby incurred by the Landlord or a fair proportion thereof as determined by the Landlord's Surveyor whose decision shall be final

     3.8 YIELDINGUP

     At the termination of the tenancy to yield up the Demised Premises and all fixtures therein in such repair and condition (including without limitation compliance with clause 3.6) as is required by the covenants on the part of the Tenant herein contained and to surrender to the Landlord all keys to the Demised Premises and to remove the Tenant's Fixtures (other than the kitchen) and unless the Landlord otherwise requires remove all alterations and additions whatsoever to the Demised Premises including any work in connection with any fitting out of the Demised Premises by the Tenant and any signs or fascias fixed to the Demised Premises and make good all damage done by such removal to the satisfaction of the Landlord PROVIDED THAT:-3.8.1 the Tenant may before such termination remove all tenant's or trade fixtures but shall make good any damage thereby caused to the Demised Premises to the Landlord's satisfaction;

     3.8.2 if after the termination of the tenancy there shall be left on the Demised Premises any tenant 5 or trade fixtures (including any of the Tenant's Fixtures) or any chattels or refuse the Landlord may treat the same as having been abandoned by the Tenant and may arrange for the removal and destruction or disposal thereof as the Landlord thinks fit and the Tenant shall pay to the Landlord on demand the cost of such removal and destruction or disposal and shall indemnify the Landlord against any liability resulting therefrom; and

     3.8.3 if the Tenant shall fail to yield up the Demised Premises in such repair and condition as aforesaid the Landlord may if it thinks fit effect any repairs decorations and other works which ought to have been carried out by

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tile Tenant pursuant to the covenants on the part of the Tenant herein contained and the Tenant shall pay to the Landlord on demand the cost of such repairs decorations and other works effected by the Landlord together with mesne profits at a rate equal to the rack rental value of the Demised Premises at the date of such termination for the period reasonably required for the carrying out of such work and the Landlord's Surveyor's certificate as to the amount of such cost and mesne profits shall be conclusive and binding on the parties

     3.9 ENTRY BY LANDLORD

     To permit the Landlord and those authorized by it to enter upon the Demised Premises or any part thereof and to remain on the same for any of the following purposes:

     3.9.1 inspecting the Demised Premises and opening up floors or other parts of the Demised Premises (including moving fixtures) where such opening-up or moving is required in order to inspect;

     3.9.2 taking schedules of the condition thereof;

     3.9.3 taking any measurement or making a valuation of the Demised Premises

     3.9.4 taking inventories of the Landlord's Fixtures and of other things to be yielded up on termination of the term;

     3.9.5 repairing altering adding to rebuilding or replacing any adjoining premises;

     3.9.6  repairing,   altering,   adding  to,  replacing  or  installing  any
Conducting Media comprised in the Demised Premises which serves or is capable of being passed through the Demised Premises to serve other premises;

     3.9.7 preparing any schedule of works drawings specifications or estimates required by the Landlord prior to or in contemplation of the exercise by the Landlord of any rights under this Lease;

     3.9.8 to do anything which the Landlord considers necessary or desirable for the performance by the Landlord of the covenants on its part hereinafter contained or to prevent forfeiture of any superior lease;

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     3.9.9 in connection  with any rent review or any impending or intended step under the Landlord and Tenant Act 1954;

     3.9.10 exercising without interruption or interference any of the rights reserved or granted to it by virtue of the provisions of this Lease

     PROVIDED THAT in each of the above cases the person so entering shall cause as little damage, disturbance and inconvenience as is reasonably practicable and shall forthwith make good any damage caused to the Demised Premises

     3.10 ENTRY BY LANDLORD ON TENANT'S DEFAULT

     3.10.1 To permit the Landlord and those authorized by it to enter upon the Demised Premises in order to carry out any works to which this sub-clause applies and which the tenant has failed to carry out within two months (or sooner in the case of emergency) after service upon the Tenant of a notice requiring the same to be carried out

     3.10.2 The works to which this sub-clause applies are:

     3.10.2.1 the carrying out and completion in the manner required by this Lease of any repairs or other works which the Tenant is obliged to carry out by the terms of this Lease;

     3.10.2.2 the removal of any alterations additions or other works carried out or commenced on the Demised Premises without all necessary licences consents permissions and approvals of the Landlord the Local Planning Authority and any other authority or person having been obtained; and

     3.10.2.3 the removal or (at the Landlord's option) the completion in a good and workmanlike manner in accordance with the terms of this Lease and of such licences consents permissions and approvals of any alterations additions or other works which have not been so completed.

     3.11 EXPENSE OF MAKING GOOD DILAPIDATIONS AND SERVING NOTICES

     To pay to the Landlord on demand on an indemnity basis all expenses (including Solicitors' Surveyors' Architects' and other professional fees) incurred by the Landlord in connection with or in contemplation of and the Landlord's reasonable administration fee for

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     3 11.1 the  carrying  out of any works to which the  immediately  preceding sub-clause applies;

     3 11.2 the  preparation  and  service of any notice  under  section  146 or section 147 of the Law of Property Act 1925 notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court;

     3.1 1.3 the preparation and service at any time during or after the termination of the tenancy of any schedule of dilapidations and any negotiations relating thereto;

     3.11.4 the enforcement of or verification of the Tenant's compliance ~ any of the Tenant's covenants or conditions herein contained whether any action to enforce or verify shall be taken during or after the termination of the Tenancy;

     3.11.5 the recovery or attempted recovery of any rent or other sums due from the Tenant; or

     3.11.6  the   preparation   of  any  such   schedule   of  works   drawings
specifications or estimates as are referred to in sub-clause 3.9.7

     3.11.7 the levy of a distress for the rents payable hereunder or any part thereof or as a result of the bailiff being paid the said rents or any part thereof whether or not any distress in the event be levied

     3.12 ALTERATIONS

     Not to make any alteration or addition or commit waste to or in any way injure the Demised Premises or any part thereof or any signs affixed to the exterior thereof or the internal arrangement thereof or the Conducting Media comprised in or serving the Demised Premises save that the Tenant may make nonstructural alterations or additions to the internal arrangement of the Demised Premises, which do not except for bolts or other fixings cut into and which do not damage the structural parts of the buildings on the Demised Premises or the Estate and without prejudice to the foregoing in this subclause the Tenant shall:-

     3.12.1 comply and ensure compliance by others with all conditions and obligations stipulated by the Landlord in respect of any such alteration or addition; and

     3.12.2 on or before termination of the tenancy (unless otherwise required by the Landlord) remove all alterations and additions to the Demised Premises (including any such made by or on behalf of the Tenant in fitting out the Demised Premises prior to or at the commencement of the tenancy (including the Tenant's Fixtures other than the kitchen) and to reinstate the Demised Premises to its condition before such alterations or additions were carried out in a good and workmanlike manner to the reasonable satisfaction of the Landlord

     3.12.3 demolish and remove any building addition or alteration built or carried out in breach of this clause and restore the Estate and the Demised Premises to its previous condition to the reasonable satisfaction of the Landlord

     3.13 OBSTRUCTION OF CONDUCTING MEDIA

     Not to interfere with or obstruct any Conducting Media and in so far as heating ventilation or air conditioning may be provided through such Conducting Media to ensure that the internal arrangement of the Demised Premises does not interfere with the efficient operation of such heating ventilation or air conditioning.

     3.14 SIGNS

     3.14.1 Not to display upon the exterior of the Demised Premises or upon the interior thereof so as to be visible outside the Demised Premises any lettering inscription advertisement board sign notice placard bill pole flag or similar device without the prior written consent of the Landlord which consent will not be unreasonably withheld or delayed to a sign on the exterior of the Demised Premises displaying the name and business of the Tenant and of any permitted sub-tenant in such position and being of such material size design and colours as the Landlord shall approve (such approval not to be unreasonably withheld or delayed)

     3.14.2 Not to place or affix behind or near the windows of the Demised Premises so as to be visible outside the Demised Premises: any curtains or other articles which in the opinion of the Landlord (which the Tenant agrees to accept without dispute) may depreciate the value of the Landlord's interest in the Demised Premises.

     3.15 NUISANCE, OVERLOADING ETC.

     Not to LI5C or permit to be used the Demised Premises or any part thereof for any illegal or immoral purpose or in a manner which in the opinion of the Landlord will or may depreciate the value of the Landlord's interest in the Demised Premises or the Estate or become a nuisance annoyance or disturbance to the Landlord any superior landlord or the owner or occupier of any neighbouring premises (PROVIDED THAT use of the Demised Premises in accordance with the Permitted Use referred to in clause 1.1. shall not be in itself deemed a nuisance) and not to permit any person to reside or sleep at the Demised Premises and not to bring upon the Demised Premises anything of an explosive or inflammable nature save for utilisation in the Tenant's Permitted Use of the Demised Premises or which may overload any part of the Demised Premises

     3.16 USE OF ADDRESS OF DEMISED PREMISES

     Not to use or permit to be used the address of the Demised Premises in any advertisement or in any other manner which in the opinion of the Landlord (which the Tenant agrees to accept without dispute) is or may be detrimental to the reputation of the Demised Premises or the Estate

     3.17 NAME OF DEMISED PREMISES

     Not for any purpose whatsoever to use or permit others to use as the name of the Demised Premises any name other than that given to the Demised Premises by the Landlord or a name approved in writing by the Landlord (such approval not to be unreasonably withheld)

     3.18 USE OF DEMISED PREMISES

     At all times during the term to use the Demised Premises for the Permitted Use and not to use any part thereof for any other purpose

     3.19 PLANNING ACTS

     In relation to the Planning Acts:

     3.19.1 At all times during the term to comply with the Planning Acts and all planning consents and conditions (if any) thereunder so far as the same respectively relate to or affect the Demised Premises or any part thereof or any operations works acts or things already carried out executed done or omitted by the Tenant or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose AND at all times hereafter to indemnify and keep indemnified the Landlord against all actions proceedings costs expenses claims and demands in respect of any contravention of such provisions and requirements

     3.19.2 during the term so often as occasion shall require without expense to the Landlord to obtain from the relevant planning authority or the Secretary of State for the Environment or other authorised person or body all such planning consents (if any) as may be required for the carrying out by the lawful occupier thereof from time to time of such person's operations on the Demised Premises or the institution or continuance thereon of such person's use thereof which may constitute development within the meaning of the Planning Acts

     3.19.3 on receipt by the Tenant of any notice order planning consent proposal or determination under the Planning Acts to deliver forthwith to the Landlord a copy thereof and (unless the Tenant shall lawfully decline to implement a planning consent subject to conditions which it reasonably considers onerous) without delay and at the Tenant's own expense to comply with such notice order planning consent proposal or determination AND if so required by the Landlord to make or join in making at the expense of the Tenant such representation or appeal in respect of any such notice order planning consent proposal or determination as the Landlord may reasonably require

     3.19.4 Not to make any application under the Planning Acts for permission to carry out any development (as defined by the Planning Acts) or for the approval of anything in connection therewith unless the Tenant shall previously have obtained all consents licences and approvals of the Landlord required under this Lease for the carrying out of such development.

     3.19.5 Not to make any such application except in such form and for such duration whether limited or unlimited as the Landlord may approve in writing Provided that in relation to a change of use or works which are otherwise authorised by this Lease approval of such application will not be unreasonably withheld in any case where (i) neither the application for such planning permission nor its grant nor implementation will or may create or give rise to any tax or other fiscal liability for the Landlord or (ii) the Tenant agrees to indemnify the Landlord against any such tax or other fiscal liability in such manner and provides such security as the Landlord may require

     3.19.6 If the Landlord so directs to apply to the relevant planning authority to determine whether any relevant proposal requires permission under the Planning Acts

     3.19.7 If reasonably required by the Landlord but at the cost of the Tenant to appeal against any refusal of planning permission or the imposition of any conditions on a planning permission relating to the Demised Premises following an application by or on behalf of the Tenant

     3.19.8 Not to enter into any agreement with any competent authority regulating the development or use of the Demised Premises

     3.19.9 Not to implement any planning permission or approval unless the same has been submitted to and approved in writing by the Landlord whose approval shall not be unreasonably withheld

     3.19.10 In the event of the Tenant carrying out any works in implementation of any planning permission or approval so approved to carry out and complete all works required to implement the same in a good and workmanlike manner in accordance with the terms of such Permission or approval and in accordance with any other obligations imposed by the Landlord in any license deed or other document issued by the Landlord permitting such works

     3.19.11 To make or secure to the satisfaction of the Secretary of State or other competent authority appointed for the purpose any payment that may be required for any planning permission or approval which may be granted and so to do for the lull term of the permission or approval and similarly to make or secure any payment that may be required in respect of any development or the continuance or retention of any development being a permission or approval implemented or development carried out or continued or retained at any time during the currency of the tenancy

     3 19.12 Unless the Landlord otherwise directs to carry out before the termination of the tenancy or such earlier date as may be nominated by the Landlord any works required to be carried out to the Demised Premises by a date subsequent to the termination of the tenancy by any limitation or condition to which any planning permission or approval implemented by or under or for the benefit of the Tenant is subject

     3.19.13 To produce to the Landlord or the Landlord's Surveyor when required all such drawings documents and other evidence that the provisions of this sub-clause have been complied with as they or either of them may reasonably require

     3.19.14 For the avoidance of doubt the Landlord's approval of any application permission or approval under this sub-clause may be refused on the ground inter alia that the period thereof or anything contained therein or omitted therefrom would in the reasonable opinion of the Landlord's Surveyor be likely to be prejudicial to the interests of the Landlord whether in relation to the Demised Premises or the Estate or any neighbouring premises or otherwise and whether during the currency of this tenancy or thereafter

     3.20 PRODUCTION OF NOTICES

     Within three days of the receipt of the same by the Tenant to give full particulars to the Landlord or the Landlord's Surveyor of any notice or order or proposal for a notice or order given issued or made to or on the Tenant by any competent authority pursuant to Legislation and if so required by the Landlord or the Landlord's Surveyor to produce such notice order or proposal to them and without delay to take all necessary steps to comply with any such notice order or proposal and at the request of the Landlord or the Landlord's Surveyor but at the cost of the Tenant to make or join with the Landlord in making such objections or representations against or in respect of any such notice order or proposal as they or either of them shall deem expedient.

     3.21 Encroachments

Not to permit any person to encroach upon or to acquire any right of light air way water or drainage or other easement over the Demised Premises but forthwith upon being made aware of the same to inform the Landlord of any such encroachment or of any act or thing which might result in the acquisition of any right or easement over the Demised Premises and to do all acts and things which may be necessary or expedient to prevent such encroachment or the acquisition of any such right or easement provided that if the Tenant shall fail to do such acts and things as aforesaid the Landlord shall have power to enter upon the Demised Premises for the purpose of doing the same and any expenses which the Landlord thereby incurs shall be paid by the Tenant to the Landlord on demand.

     3.22 INVALIDATION OF INSURANCE

     3.22.1 Not to do or omit or cause any act matter or thing which might invalidate or prejudicially affect any insurance of the Demised Premises or any adjoining premises or whereby any payment thereunder may be refused in whole or part or render the insurance monies in whole or part irrecoverable

     3.22.2 Immediately to comply to the satisfaction of the Landlord's insurers with their requirements for protection of the Demised Premises of which notice shall have been given to the Tenant whether those requirements relate to the Demised Premises to the use thereof or to anything in or on the Demised Premises or to the employment of any persons therein.

     3.23 DUPLICATION OF INSURANCE

     Not to effect or maintain or contribute towards the maintenance of any insurance on or in respect of the Demised Premises in duplication of any insurance effected and maintained by the Landlord PROVIDED ALWAYS that without prejudice to the foregoing and any right of action or remedy in respect of any breach thereof if at any time the Tenant shall be entitled to the benefit of any such insurance on the Demised Premises to pay or procure to be paid to the Landlord all moneys received by virtue of such insurance and to hold the benefit of such policy and moneys payable thereunder in trust for the Landlord to be applied towards rebuilding or reinstating the Demised Premises.

     3.24 DISCLOSURE TO INSURERS

     Forthwith to give written notice to the Landlord of the occurrence of any damage or destruction of the Demised Premises or of any other event which the Landlord is obliged to disclose to the insurers or which ought reasonably to be brought to the attention of the insurers.

     3.25 INCREASED COST OF INSURANCE AND VOID INSURANCE

     3 25.1 In the event of the premiums payable for the insurance of the Demised Premises or the Estate or any neighbouring premises being increased by reason of any act default or omission of the Tenant to pay on demand to the Landlord or to whomsoever the Landlord shall direct the amount of such increase

     3.25.2 In the event of the Demised Premises being destroyed or damaged by any of the risks insured against by the Landlord and the insurance money under any such insurance against the same being wholly or partly irrecoverable by reason solely or in part of any act default or omission of the Tenant or any person deriving title from the Tenant or any servant agent licensee or invitee of the Tenant or any such person the Tenant shall from time to time forthwith on demand by or on behalf of the Landlord pay to the Landlord the whole or (as the case may require) the irrecoverable portion of the cost (including professional and other fees and expenses together with any Irrecoverable VAT thereon) of completely rebuilding and reinstating the same together with (in the event of such sums not being paid within ten working days of demand therefor) interest thereon at the Prescribed Rate calculated to the date of payment (with quarterly rests) from the date of such destruction or damage

     3.26 DISPOSALS BY TENANT

     3.26.1 Not to assign transfer underlet licence share or part with possession or occupation of the Demised Premises or any part thereof nor hold the Demised Premises on trust for or as a nominee of any person company or body  PROVIDED  that the  transactions  mentioned  in 3.26.2 and
3.26.3 shall not constitute a breach of this covenant BUT notwithstanding the foregoing provisions of this clause the Tenant shall be permitted to share occupation of part or whole of the Demised Premises with a company that is a Member of the same group as the Tenant (within the meaning of the Landlord and Tenant Act 1954 Section 42) for so long as both companies remain Members of the same group and otherwise than in a manner that transfers or creates a legal estate or any landlord and tenant relationship and any such sharing of occupation as provided for by this clause shall be permitted without the Landlords prior consents being required but the Tenant shall forthwith upon the commencement and cessation of any such sharing of occupation notify the Landlord thereof in writing

     3.26.2 Not to assign the whole of the Demised Premises without first:-

     3.26.2.1 obtaining the written licence of the Landlord which shall not be unreasonably withheld or delayed such licence to be by way of deed prepared by the Landlord's solicitors at the expense of the Tenant and to contain a covenant by the assignee directly with the Landlord to observe and perform the covenants obligations and conditions on the part of the Tenant herein during the residue of the term hereby granted from the date of the relevant assignment;

     3.26.2.2 satisfying the circumstances specified for the purposes of S.19(1A) of the Landlord and Tenant Act 1927 and set out in clause 3.26.2.4; and

     3.26.2.3 complying with the conditions specified for the purposes of S. 19(lA) of the Landlord and Tenant Act 1927 and set out in clause 3.26.2.5
3.26.2.4 the circumstances referred to in clause 3.26.2.2 are that:-

     3.26.2.4.1 all sums due from the Tenant under this Lease which have been demanded or become due and are outstanding have been paid at the date of the application for the licence to assign;

     3.26.2.4.2 in the Landlord's reasonable opinion the assignee is at the date of the application for licence to assign likely to be able to pay the rents hereby reserved (including any increased rent which the Landlord reasonably anticipates will become payable pursuant to the provisions of this Lease) and comply with the tenant covenants of this Lease and is likely to continue to be so able following the assignment;

     3.26.2.4.3 the assignee does not have the benefit of diplomatic immunity;

     3.26.2.4.4 the assignee is a corporation registered in (or if an individual is resident in) a jurisdiction in which the order of a court obtained in England and Wales will be enforced without any consideration of the merits of the case;

     3.26.2.4.5 in the case of an assignment to a company which is in the same group (within the meaning of Section 42 of the Landlord and Tenant Act 1954) as the Tenant the assignee is in the Landlord's reasonable opinion a company who is at the date of the application for licence to assign no less likely than the Tenant was at the date of the grant or assignment of the Lease to the Tenant to be able to comply with the tenant covenants of this Lease and is likely to continue to be such a company following the assignment; and

     3.26.2.5 The Conditions referred to in clause 3.26.2.3 are that:-

     3.26.2.5.1 upon or before any assignment and before giving occupation to the assignee the Tenant shall covenant by way of indemnity and guarantee with the Landlord in the terms set out in Schedule 5;

     3.26.2.5.2 if so reasonably required by the Landlord the assignee shall upon or before any assignment and before taking occupation obtain guarantors reasonably acceptable to the Landlord who shall covenant by way of indemnity and guarantee (if more than one jointly and severally) with the Landlord in the terms set out in Schedule 4; and

     3.26.2.5.3 the written licence to assign contains a condition that if at any time prior to the assignment the circumstances (or any of them) specified in subclause 3.26.2.4 cease to exist the Landlord may revoke the licence by written notice to the Tenant

     3.26.3 Not to underlet the whole of the Demised Premises without first obtaining the prior consent by deed (which shall be prepared by the Landlord's solicitors at the expense of the Tenant) of the Landlord both as to the proposed undertenant and the form of the underlease such consent not to be unreasonably withheld and subject to the following conditions:-

     3.26.3.1 the underlease shall reserve a yearly rent payable by equal quarterly installments in advance on the usual quarter days an amount which will not be less than the rent for the time being payable hereunder or (if greater) the then current open market rental value of the Demised Premises with provision for the review of rent upwards only on the review dates referred to in Schedule 2 and in the manner therein contained

     3.26.3.2 the 'underlease shall not be granted in consideration of a fine or premium

     3.26.3.3 the underlease shall contain a covenant on the part of the undertenant in the underlease that the undertenant will not assign transfer underlet licence share or part with the possession or occupation of the premises thereby demised or any part thereof PROVIDED that the undertenant may assign the whole of the premises thereby demised if the undertenant has first obtained the prior consent by deed of the Landlord under this Lease (such consent not to be unreasonably withheld or delayed) --------

     3.26.3.4 before granting the underlease and giving possession the Tenant shall obtain a valid Order from the Court excluding the provisions of Sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 in relation to such underlease

     3.26.3.5 the Tenant shall not knowingly permit or suffer any breach by any underlessee of the provisions of any such underlease and at all times shall strictly enforce the same and operate and enforce any provisions therein for the review of rent

     3.26.3.6 the Tenant shall not at any time reduce or permit to be reduced the rent payable by any underlessee or waive forego or compound the same

     3.26.4 The Tenant shall furnish the Landlord on demand with hill particulars of all derivative interests and occupational rights of or in the Demised Premises or any part thereof howsoever remote or inferior including particulars of the rent or rents payable in respect of such derivative interests and shall supply such further particulars as the Landlord may reasonably require in respect thereof

     3.27 REGISTRATION OF DOCUMENTS

     To deliver or cause to be delivered to the Landlord or its agents for the time being (and at the direction of the Landlord to any superior landlord) a notice of every assignment underletting disposition or devolution of or charge on or transfer of the title of the Demised Premises or any part thereof whether by way of mortgage or otherwise and whether for the whole or any part of the term or otherwise within one month after the execution or signature of any deed or document or after the date of any probate letters of administration or other instrument or any court order by which such assignment underletting disposition devolution charge or transfer may be effected or evidenced such notice to specify the name and address and description of the person or persons to whom or in whose favour the assignment underletting disposition devolution charge or transfer shall be made or take effect AND also at the time of delivery of any such notice to produce the deed document instrument or order or a certified copy thereof by which such assignment underletting disposition devolution charge or transfer shall purport to be effected or evidenced as aforesaid for the purpose of having a memorandum thereof entered in a register to be kept for that purpose AND to pay to the Landlord or its agent their reasonable fees for the registration of each such deed document instrument or order or certified copy thereof

     3.28 WHERE DEMISED PREMISES ARE FOR SALE OR TO LET

     To permit the Landlord at any time (in the case of a proposed sale mortgage or charge of the Landlord's interest) or during the twelve months immediately preceding the termination of the term hereby demised and any continuation of the tenancy thereafter to affix and retain without interference to any part of the exterior of the Demised Premises but so as not unduly to obscure the windows thereof or interfere with the Tenant's use thereto) a notice advertising that the same are for sale or to let and during the said twelve months and any continuation of the tenancy thereafter (or at any time in the case of a disposal of the Landlord's interest) to permit the Landlord or any person authorised by it to show the Demised Premises to prospective tenants mortgagees and purchasers or their agents at reasonable times by prior appointment

3.29               COST OF LICENCES ETC.

     To pay on an indemnity basis the costs and disbursements (including stamp duties) of the Landlord's Solicitors Surveyors Architects and other professional advisers and the Landlord's reasonable administration fee in connection with any Deed or other thing hereby required to be executed or done at the Tenant's expense or any licence consent or approval applied for by the Tenant relating to the Demised Premises or the provisions of this Lease whether or not the same shall be executed done or given together with any Irrecoverable VAT thereon.

     3.30 INDEMNITIES

     3.30.1 To pay and make good to the Landlord all and every loss and damage whatsoever incurred or sustained by the Landlord as a consequence of any breach or non-observance of the Tenant's covenants herein contained and to indemnify the Landlord from and against all actions claims liabilities costs and expenses thereby arising and in the event of forfeiture of this Lease to indemnify the Landlord against all losses costs damages and expenses incurred by the Landlord consequent upon such forfeiture and (without prejudice to the generality thereof) pending any re-letting of the Demised Premises to pay to the Landlord amounts equal to all rent and other sums which but for such forfeiture would have been payable by the Tenant under this Lease (at the respective times therein provided for) and all costs charges and expenses incurred by the Landlord of and incidental to any re-letting or attempted re-letting of the Demised Premises and any other losses costs damages and expenses occasioned to the Landlord by reason of or in consequence of any forfeiture of this Lease.

     3.30.2 Without prejudice to any other right or remedy available to the Landlord to indemnify and keep the Landlord effectually indemnified from

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
and against all expenses proceedings claims damages costs demands loss and any other liabilities as a consequence of or in respect of:

     3.30.2.1 (save to the extent that the Landlord is effectively indemnified by a policy of insurance effected by it hereunder) damage to the Demised Premises or the Estate caused by any act default or negligence of the Tenant or any person deriving title from the Tenant or the servants agents licensees or invitees of the Tenant or such person;

     3.30.2.2 any injury to or death of any person, damage to any property, the infringement disturbance or destruction of any right easement or privilege or otherwise by reason of or arising directly out of the state of repair and condition of the Demised Premises (to the extent that the Tenant is responsible therefor under this Lease) or the user of the Demised Premises;

     3.30.2.3 to indemnify the Landlord against any taxes charges or other assessments payable in respect of any change of use or works (as the case may be) permitted by or by reason of this Lease or by reason of any licence granted to the Tenant or by reason of the obtaining of any consents required to be obtained under the terms of any such licence.

     3.31 PLANS DOCUMENTS AND INFORMATION

     3.31.1 If called upon to do so supply copies to the Landlord or the Landlord's Surveyor of all plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this Lease have been complied with

     3.31.2 If called upon to do so to furnish to the Landlord or the Landlord's Surveyor and (as the case may be) to the independent surveyor referred to in
Schedule 2 such information as may reasonably be requested in writing in relation to any pending or intended step under the Landlord and Tenant Act 1954 or the implementation of any provisions for rent review contained in Schedule 2

     3.32 INTEREST

     Without prejudice to or derogation from any other right remedy or power whatsoever available to the Landlord if so required by the Landlord to pay to the Landlord interest at the Prescribed Rate both before and after judgment upon:

     3.32.1 any installment of the Yearly Rent or any other rents hereby reserved or any part thereof which shall not have been paid to the Landlord on the due date for payment (or in the case of sums other than the installments of the Yearly Rent seven days after the same became due) for the period from the date on which the same became due to the date on which the same was paid PROVIDED that any installment which is tendered to the Landlord but which the Landlord has declined to accept so as to avoid the risk of waiving any right to forfeit this Lease to which the Landlord is entitled shall for the purpose of this sub-clause be deemed not to have been paid; and

     3.32.2 any expenditure by the Landlord or any other sums payable to the Landlord pursuant to this Lease and not included in the rent secondly reserved but which the Tenant is required to reimburse or pay to the Landlord for the period from the date of such expenditure or demand for payment of such other sums to the date on which such reimbursement or payment was made.

     3.33 REGULATIONS

     To comply and procure compliance by the occupiers of the Demised Premises or any part thereof and by the Tenant's and such occupiers' respective servants licensees and visitors with such reasonable regulations as the Landlord shall from time to time make relating to the use of any parts of the Estate and which in the opinion of the Landlord are desirable in the interest of the persons (including the Landlord) entitled to use such parts or for the proper management of the Estate (and without prejudice to the generality of the foregoing such regulations shall include compliance with the covenants conditions restrictions and regulations set Out in the Oakirnber Transfers)

     3.34 VALUE ADDED TAX

     3.34.1 To pay VAT on all supplies including the grant of this Lease received by the Tenant under or in connection with this Lease.

     3.34.2 To pay to the Landlord an amount equivalent to any Irrecoverable VAT on supplies received by the Landlord under or in connection with this Lease.

     3.34.3 All references in this Lease to amounts (including rent) payable by the Tenant to the Landlord are references to such amounts exclusive of VAT and the Tenant shall pay to the Landlord in addition to any such amount any VAT payable on that amount.

     3.35 OBLIGATIONS AFFECTING LANDLORD'S TITLE

     3.35.1 To observe and perform all obligations imposed upon and the covenants on the part of the Landlord in respect of the Demised Premises arising from the matters specified in Part IV of Schedule 1 and not to commit any breach of the aforesaid obligations and covenants in respect of the Estate (and in particular but without prejudice to the generality of the foregoing the Tenant shall be primarily liable promptly and duly to observe and perform the covenants on the part of the Purchaser contained in the Oakimber Transfers in so far as they relate to the Demised Premises) PROVIDED that the Landlord shall with all due speed pass on to the Tenant copies of all demands notices or other correspondence papers or documents received by the Landlord relating to such obligations and covenants

     3.35.2 To indemnify and keep indemnified the Landlord from and against any actions proceedings claims damages costs and expenses or losses arising from any breach non-observance or non-performance of such covenants and conditions

     3.36 FIRE-FIGIITING EQUIPMENT

     To keep the Demised Premises supplied and equipped with such fire-fighting apparatus and appliances as the Landlord's insurers or the fire officer or other competent authority shall from time to time in writing specify or approve

     3.37 DEFECTIVE PREMISES

     To notify the Landlord without delay of any "relevant defect" in the state of the Demised Premises within the meaning of Section 4 of the Defective Premises Act 1972 or any statutory modification or re-enactment thereof for the time being in force AND to display and maintain all notices and to erect and maintain effective barriers if necessary which may from time to time be required to be displayed or erected on the Demised Premises under the said Act AND to indemnify the Landlord against all liability and cost arising in respect of any r1otice claim or demand costs and proceedings brought thereunder

     3.38 SUBSTITUTION OF SURETY

Within fourteen days of the death during the term of any surety for the time being for the performance and observance of the Tenants covenants or of such person becoming bankrupt or having a receiver appointed under the Mental Health Act 1983 or being a company passing a resolution to wind up or entering into liquidation or having a receiver appointed to give notice of this to the Landlord AND if so required by the Landlord at the expense of the Tenant within twenty-eight days to procure some other person reasonably acceptable to the Landlord to execute a deed of guarantee in respect of the Tenant's obligations contained in this Lease in the form of the Surety's covenants set out n Schedule 4


     4. LANDLORD'S COVENANTS

     Subject to the Tenant paying the rents hereby reserved and observing and performing the covenants on its part and the conditions herein contained the Landlord hereby covenants with the Tenant (but so that the Landlord shall not remain personally liable to the Tenant after it has disposed of its reversionary interest to this Lease except for any breach occurring prior to such disposal) as follows:

     4.1 INSURANCE

     To insure the Estate with reputable insurers (subject to such exclusions and limitations as are imposed by the insurers and subject to the appropriate insurance cover being obtainable) in the Full Reinstatement Cost thereof against the occurrence of any of the Insured Risks AND to provide to the Tenant on demand (but not more frequently than twice in every year) copies of the relevant policies and schedules of insurance together with copies of the receipts for the latest premiums payable in respect thereo

     4.2 REINSTATEMENT OF INSURED DAMAGE

     4.2.1 In the event of damage or destruction of the Demised Premises or any part thereof and/or those parts of the Estate properly used by the Tenant in the Tenant's enjoyment of the Demised Premises by any of the Insured Risks then save to the extent that the insurance monies in respect thereof are irrecoverable in whole or in part due to some act or default on the part of the Tenant or any of the Tenants servants agents or licensees or persons deriving title under the Tenant or the user of the Demised Premises then (subject to Clause 4.2.2) the Landlord shall forthwith diligently pursue all claims and apply all insurance proceeds received in respect of such damage or destruction (other than money received in respect of Loss of Rent Insurance) in rebuilding or reinstating the Demised Premises and the said parts of the Estate as soon as reasonably practicable making up any difference between the cost of rebuilding and reinstating and the money received out of the Landlord's own money

     4.2.2 The Landlord shall not be liable to rebuild or reinstate the Demised Premises if prevented from so doing by circumstances beyond the Landlords control

     4.2.3 If upon the expiration of the period of two and a half years (or such longer period as shall be agreed in writing between the Landlord and the Tenant) commencing on the date of the damage or destruction by any of the Insured Risks the Demised Premises have not been rebuilt or reinstated so as to be fit for the Tenant's occupation and use either party may by notice in writing served at any time within six months of the expiry of such period terminate the term in accordance with the provisions of Clause 4.2.4 PROVIDED that the Tenant shall not be entitled to serve such a notice if the Landlords inability to rebuild or reinstate the Demised Premises results from any act or default of the Tenant the Tenants immediate or remote undertenants or anyone at or near the Demised Premises expressly or by implication with their authority or where the insurance of the Demised Premises effected pursuant to the covenant by the Landlord in that behalf herein contained has been vitiated in whole or in part by some act or default of the Tenant the I

Tenants' immediate or remote undertenants or anyone at or near the Demised Premises expressly or by implication with their authority

     4.2.4 From a date twenty-one days after the service of a notice in accordance with Clause 4.2.3 the term will absolutely cease but without prejudice to any rights or remedies that may have accrued to either party against the other PROVIDED THAT the Tenant shall have no claim against the Landlord in respect of and the Landlord shall be deemed to be released from the covenant on the part of the Landlord to reinstate the Demised Premises AND all money received in respect of the insurance effected by the Landlord pursuant to the provisions hereinbefore contained shall belong to the Landlord

     4.2.5 Any difference or dispute as to the operation of this clause shall be determined by an independent Surveyor (acting as expert) appointed in default of agreement between the parties by the President of the Royal Institution of Chartered Surveyors on the application of either party

     4.3 QUIET ENJOYMENT

     That the Tenant shall peaceably hold and enjoy the Demised Premises throughout the said term without any lawful interruption by the Landlord or any person lawfully claiming under through or in trust for the Landlord.

     4.4 REPAIRS

     Subject to the Tenant paying the Interim Charge and the Service Charge the Landlord shall use its reasonable endeavours to maintain the Accessway in good and substantial repair and condition

     5. PROVISOS

     Provided always and it is expressly agreed as follows:

     5.1 FORFEITURE

     If the rents hereby reserved or any part thereof shall be in arrear for twenty one days after the same shall have become due (whether legally demanded or not) and for the purposes of this clause any rents paid by the Tenant by bankers standing order or credit transfer shall be deemed for all purposes hereof not to have been received by the Landlord until the same shall have been received by the Landlord's bank or in the event of any breach of any of the Tenant's covenants herein contained or if the Tenant or any guarantor for the Tenant (being a company) shall enter into liquidation (other than a voluntary members liquidation on terms approved by the Landlord when solvent for the purpose of reconstruction or amalgamation forthwith carried into effect) whether voluntarily or compulsorily or if the Tenant or any guarantor shall for any reason be removed from the register of companies or be unable to pay its debts within the meaning of section 123 of the Insolvency Act 1986 or if a petition shall be presented for the appointment of an administrator or a receiver (whether or not an administrative receiver) or manager shall be appointed of the whole or any part of its or their respective undertakings or an administration order shall be made or if there shall be convened a meeting of creditors or members to consider a voluntary arrangement or any other scheme or composition with the Tenant" creditors or if the Tenant or such guarantor (not being a company) shall become bankrupt have a bankruptcy order made against it or them or a petition for such order shall be presented or if an interim receiver is appointed of the property of the Tenant or such guarantor or if the Tenant or such guarantor (whether or not a company) shall enter into any arrangement or composition for the benefit of its or their respective creditors or shall suffer any distress or execution to be levied on their respective goods then in any of the said cases it shall be lawful for the Landlord or any person on its behalf at any time thereafter to re-enter upon the Demised Premises or any part thereof in the name of the whole and thenceforth peaceably to hold and enjoy the same as if this Lease had not been made and thereupon this demise shall absolutely determine except for the Tenant's obligations under the sub-clause headed INDEMMTIES but without prejudice to any right of action of the Landlord in respect of any breach of the Tenant's covenants herein contained

     5.2 SUSPENSION OF RENT

     If the Demised Premises or any part thereof or any part of the Estate over which the rights specified in Part II of Schedule 1 are exercised shall be so destroyed or damaged by any of the Insured Risks as to render the Demised Premises or some part thereof unfit for or incapable of occupation and use by the Tenant then (unless any of the insurance money in respect of loss of rent shall have been rendered irrecoverable by the act or default of the Tenant or any other person deriving title from the Tenant or any licensee or invitee of the Tenant or any such other person) the rents hereby reserved or a fair proportion thereof according to the extent of the damage shall be suspended and cease to be payable until the same shall have been reinstated and the Demised Premises are fit for occupation and use or until the expiration of the period from the date of such destruction or damage for which the Landlord has Loss of Rent Insurance whichever shall be the earlier PROVIDED that any dispute as to the amount which ceases to be payable shall be determined by an independent Surveyor (acting as expert) appointed in default of agreement between the parties by the President of the Royal Institution of Chartered Surveyors on the application of either party

     5.3 COMPENSATION UNDER LANDLORD AND TENANT ACT 1954

     Subject to the provisions of sub-section (2) of section 38 of the Landlord and Tenant Act 1954 neither the Tenant nor any person deriving title from the Tenant to the whole or any part of the Demised Premises shall be entitled on quitting the Demised Premises to any compensation under section 37 of the said Act

     5.4 EXCLUSION OF LIABILITY ON PART OF LANDLORD

     5.4.1 The Landlord shall not be liable to any person other than the

     Tenant to perform any of the covenants herein contained whether expressed or implied in so far as such covenants impose obligations going beyond the common duty of care imposed by the Occupiers Liability Act 1957 or the Defective Premises Act 1972 and the Landlord shall not be liable to the Tenant or any other person for any accident loss or damage which may at any time during the said term be occasioned to or suffered by the Tenant or any other person or occasioned to the Demised Premises or to any goods or property of the Tenant or any other person by reason of any breach of any obligation on the part of the Landlord herein contained whether expressed or implied resulting from any act neglect default or misfeasance or nonfeasance whether tortious or of any other kind whatsoever of any servant or employee or agent or tenant of the Landlord or any other person or by reason of any fire or leakage or overflow from any Conducting Media or other appliances in or near the Demised Premises

     5.4.2 Nothing herein contained or implied nor any statement or representation made by or on behalf of the Landlord shall be taken to be a covenant warranty or representation that the Demised Premises can lawfully be used for the Permitted Use

     5.5 FORM OF LICENCES ETC.

     Any consent permission licence or approval purporting to be given by the Landlord to the Tenant in relation to this Lease or the Demised Premises whether or not the same be required to be obtained by the Tenant by any of the covenants or conditions herein contained shall be ineffective unless the same be given either:

     5.5.1 by Deed; or

     5.5.2 by writing under the hand of the Landlord or some duly authorised officer or agent of the Landlord expressly stating that the Landlord does not require the same to be by Deed.

     5.6 WAIVER OF RIGHT TO FORFEIT

     That no demand for or acceptance or receipt in whole or in part of any of the rents hereby reserved or any payment on account thereof or ~e grant of any consent permission licence or approval hereunder shall operate as a waiver by the Landlord of any right which the Landlord may have to forfeit this Lease by reason of any breach of covenant or condition by the Tenant notwithstanding that the Landlord may know or be deemed to know of such breach at the date of such demand acceptance receipt or grant

     5.7 IMPLIED EASEMENTS AND OTIIER RIGHTS

     5.7.1 Nothing herein contained shall operate to grant by implication or otherwise any estate right or easement not hereby expressly granted by the Landlord.

     5.7.2 Nothing herein contained shall confer on the Tenant any right to the benefit of or to enforce any covenant or agreement contained in any lease or other instrument relating to any other premises belonging to the Landlord or limit or affect the right of the Landlord to deal with the same now or at any time hereafter in any manner which may be thought fit.

     5.8 PARTYWALLS

     Such of the walls (if any) of the Demised Premises as divide the Demised Premises from other premises of the Landlord shall be deemed to be party walls divided longitudinally and shall be included in the Demised Premises to the centre of such division.

     5.9 ARBITRATION

     Where in this Lease provision is made for the appointment of some person to act as an expert or arbitrator to determine a matter of difference between the Landlord and the Tenant and such provision proves ineffective to secure such appointment then the difference in question shall if the Landlord so requires be settled by a single arbitrator under the Arbitration Acts 1950 and 1979.

     5.10 REPRESENTATIONS

     The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly on any statement or representation made by or on behalf of the Landlord except any such statement or representation that is expressly set out in this Lease.

     5.11 SERVICE OF NOTICES

     5.11.1 The provisions of section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to any notices served pursuant to or in connection with this Lease as if such notices were notices required or authorised under the said Acts.

     5.11.2 The reference in such section to a registered letter shall also include a pre-paid first class ordinary letter.

     5.11.3 If the Tenant or the Guarantor shall comprise more than one person the service of any such notice demand request or other communication on any one of such persons shall constitute good service on all persons constituting the Tenant or (as the case may be) the Guarantor.

     5.12 VALUE ADDED TAX

     5.12.1 The  Landlord  may but is not obliged to exercise the Election so as
to  secure  that   supplies   made  under  the  Lease  are  or  are  treated  as
standard-rated supplies for VAT purposes.

     5.12.2 The Landlord may issue a yearly invoice in accordance with Regulation 19 of the VAT (General) Regulations 1985 (SI 1985/886)

     5.13 REDEVELOPMENT OF ADJOINING PROPERTY

     That nothing herein contained shall by implication of law or otherwise operate or be deemed to confer upon the Tenant any easement right or privilege whatsoever over or against any adjoining property (including the Estate) or which would or might restrict or prejudicially affect the future rebuilding alteration or development of such adjoining property AND that the Landlord shall have the right at any time to make such alterations to or pull down and rebuild or redevelop any such adjoining property as it may deem fit without obtaining any consent from or making any compensation to the Tenant PROVIDED that the Landlord shall cause as little nuisance as practicable to the Tenant


     IN WITNESS whereof the parties have signed or sealed this Deed as indicated below and it has been delivered on their behalf on the day and year first above written


                                   SCHEDULE 1

                                     Part I

                       Description of the Demised Premises


     The premises known as Unit 1 Vickers Drive, Brooklands Industrial Park, Weybridge, Surrey more particularly delineated and edged red on the Plan and forming part of the land registered at H.M. Land Registry under titles numbered SYS79222 and SY579223

                                     Part II

                          Rights granted to the Tenant


     1. The free passage and running of gas electricity water soil and other services through and along the Conducting Media now or at any time hereafter in or upon the Estate and serving any part of the Demised Premises

     2. The right to support and to shelter and protection from those parts of the Estate not included in this demise as at the date hereof

     3. The right to enter upon the other parts of the Estate at reasonable times in the day time after giving 48 hours written notice (except in case of emergency) for the purposes of:-

     3. i inspecting maintaining repairing or renewing any of the Conducting Media thereon and installing within other parts of the Estate any new Conducting Media required in connection with the services within the Demised Premises or the use by any person of any part thereof and

     3.2 carrying out any repairs renewals maintenance necessary inspections or alterations to the Demised Premises

     BUT only if such matters or works cannot otherwise be reasonably effected from the Demised Premises the person exercising such rights causing as little nuisance as possible and remedying any physical damage so caused as soon as reasonably practicable ---

     4. The right for the Tenant and all persons authorised by the Tenant in common with all others entitled at all times in connection with the Permitted User of the Demised Premises to go pass and repass over through and along the Accessway with or without vehicles

     5. Such rights in common with the Landlord and others as are Co extensive with the rights of which the Landlord has the benefit under the

     Oakimber Transfers

     6. The right to retain or install upon the Demised Premises satellite dishes or other communication devices as shall be approved by the Landlord (such approval not to be unreasonably withheld or delayed)

                                    Part III

                                 Rights Reserved

     1. The free passage and running of gas electricity water soil and other services through and along the Conducting Media now or at any time hereafter in or upon the Demised Premises and serving any part of the Estate

     2. The right to enter upon the Demised Premises at reasonable times in the day time after giving 48 hours written notice (except in case of emergency) for the purposes of:

     2.1 inspecting maintaining repairing or renewing any of the Conducting Media thereon and installing within the Demised Premises any new Conducting Media required in connection with the services within the Estate or the use by any person of any part thereof and

     2.2 carrying out any repairs renewals maintenance necessary inspections or alterations to any other part of the Estate (including the erection of scaffolding and the placing of ladders upon the Demised Premises if that shall be necessary for such works) and

     2.3 carrying out matters giving rise to the Landlord's Expenses and/or such other services as the Landlord wishes to carry out and the cost of which can be recovered by means of the Service Charge

     PROVIDED THAT in exercising such right the Landlord shall use its reasonable endeavours not materially to interfere with the use enjoyment and access of the Tenant in respect of the Demised Premises and the person exercising such rights causing as little nuisance as practicable and remedying any physical damage so caused as soon as reasonably practicable

     3. All liberties privileges easements quasi-easements rights and advantages whatsoever now held or enjoyed with or appertaining or reputed to appertain to any other part of the Estate

     4 The right to deal in any manner whatsoever with the remainder of the Estate and to erect maintain rebuild or alter or suffer to be erected maintained rebuilt or altered thereon any buildings whatsoever whether such buildings shall or shall not affect or diminish the light or air which may now or at any time hereafter be enjoyed for or in respect of the Demised Premises

     5. The right of support and shelter by and from the Demised Premises for any part of the Estate

     6. The rights and liberties to enter upon the Demised Premises in the circumstances in which the Tenant covenants to permit such entry in the covenants by the Tenant herein contained


                                     Part IV

                     Matters subject to and with the benefit
                    of which the Demised Premises are demised

     The covenants restrictions stipulations rights liabilities and other matters other than charges to secure money set out or referred to in the Property and Charges Registers of H.M. Land Registry titles numbered 5Y579222 and SY579223


                                   SCHEDULE 2

                                   Rent Review


     1. In this Schedule the following expressions shall have the meanings respectively ascribed to them:-

     "Review Date" means the [] day of [] in each of the years 2002 and 2007 and the penultimate day of the term and each other date that becomes a Review Date pursuant to the provisions of this Schedule

     "Rental Value" means the best yearly rack rent or the aggregate best yearly rack rents (whichever shall be the higher) at which the Demised Premises might be let as a whole or in parts at the relevant Review Date in the open market and with vacant possession by a willing lessor to a willing lessee without a premium for a term equal to the residue of the term of this Lease unexpired at the relevant Review Date or 10 years (whichever is the longer) and for the avoidance of doubt such term shall be deemed to be computed from the relevant Review Date but otherwise on the terms of this Lease (other than the amount of the rent hereby reserved but including the provisions for review of that rent similar to those set out in this Schedule) and ON THE ASSUMPTION (whether or not it is a fact) that:- ------ ----------

     (1) all the covenants and obligations on the part of the Tenant contained in this Lease have been observed and performed (but without prejudice to any rights or remedies of the Landlord in regard thereto)

     (2) if the Demised Premises at the relevant Review Date or the means of access thereto or egress therefrom have been damaged or destroyed such damage or destruction has been reinstated

     (3) that the Demised Premises are available immediately for occupation and use

     (4) no reduction is to be made to take account of any rental concession rent free period or other inducement which on new letting with vacant possession might be granted to the incoming lessee

                               BUT DISREGARDING: -

     (a) any effect on rent of any goodwill attached to the Demised Premises by reason of the carrying on by the Tenant or any duly authorised under-tenant of any business thereon or thereat

     (b) any effect on rent of the occupation of the Demised Premises by the Tenant or any duly authorised under-tenant

     (c) any effect on rent of any improvements to the Demised Premises made by the Tenant or by any duly authorised under-tenant with the consent of the Landlord or any improvements carried out more than twenty one years prior to the relevant Review Date but so that there shall not be so disregarded any improvements effected at the expense of the Landlord or in pursuance of any obligation to the Landlord (whether under the provisions of this Lease or any other deed or document)

     (d) any effect on rent of the existence of the Tenant's Fixtures on in or about the Demised Premises means the President for the time being of the Royal Institution of Chartered Surveyors or a duly authorised person acting on his behalf or in substitution for him

     2. On and after each Review Date the yearly hereunder shall be whichever is the greater of: -

     (1) the Rental Value at the Review Date then occurring or "President" rent first reserved

     (2) the yearly rent payable pursuant to the terms and provisions of this Lease immediately prior to such Review Date

     3. (1) In the event of the Landlord and the Tenant failing to agree the Rental Value by a date three months prior to any Review Date then the determination of the Rental Value at that Review Date may be referred to and conclusively determined by an independent surveyor such surveyor to be agreed upon by the Landlord and the Tenant or if they do not so agree before a date two months prior to that Review Date to be nominated upon the application of the Landlord or the Tenant by or on behalf of the President

     (2) The independent surveyor shall act as an arbitrator unless prior to the application to the President the Landlord shall have notified the Tenant in writing that the Landlord requires the surveyor to act as an expert and not an arbitrator

     (3) In the case of arbitration the arbitration shall be conducted in accordance with the Arbitration Acts 1950 and 1979 with the further provision that if the arbitrator nominated pursuant to this sub-Clause shall die or decline to act the President may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place

     (4) In the case of determination by an independent expert he shall afford the Landlord and the Tenant an opportunity to make representations to him AND if the independent surveyor shall die delay or become unwilling unfit or incapable of acting or if for any other reason the President shall think fit he may on the application of either the Landlord or the Tenant by writing discharge the expert and appoint another in his place ---

     (5) The fees payable to the independent Surveyor shall be borne and paid by the parties equally

     4. If by a Review Date the Rental Value at such Review Date has not been ascertained pursuant to the terms and provisions of this Schedule the Tenant shall continue to pay the yearly rent previously payable and on the quarter day next after such ascertainment the Tenant shall in addition to any increased rent payable pursuant to the foregoing provisions hereof pay to the Landlord without any deduction whatsoever the amount of the difference between the said yearly rent previously payable and the rent so ascertained for the period commencing on such Review Date and ending on such quarter day together with interest on such difference at the rate of four percentage points below the Prescribed Rate from the Review Date to the date of payment

     5. If on any Review Date the Landlord shall be obliged legally or otherwise to comply with any Act of Parliament Order or direction dealing with the control of rent or which shall restrict or modify the Landlord's right to reserve or receive any increase in rent in accordance with the terms and provisions of this Lease then the first day of the month next following any relaxation removal or modification of such enactment order or direction in whole or in part shall be a Review Date

     6. The amount of any increased rent ascertained in accordance with the foregoing provisions of this Schedule shall within twenty eight days of such ascertainment be recorded by way of Memorandum attached to this Lease and the Counterpart hereof by and at the expense of the Tenant and the Landlord respectively


                                   SCHEDULE 3

                                     PART I

                             The Landlord's Expenses

     1. The reasonable and proper cost of the repair and maintenance (and where reasonably necessary) renewal and replacement of the Accessway

     2. The reasonable and proper cost of making repairing maintaining rebuilding and cleaning all ways roads pavements Conducting Media walls party structures fences or other conveniences which shall belong to or be used by the Demised Premises in common with other parts of the Estate or by the Estate in common with adjoining or neighbouring premises (save to the extent that the same falls within the Development Charge)

     3. The cost of all works which by or under any enactment or by local or other authority are or may be directed or required to be executed upon or in respect of any part of the Estate (other than parts separately let or intended to be separately let)

     4. The cost of compliance with any notice of any local or other authority in respect of any part of the Estate (other than parts separately let or intended to be separately let) 5 (a) The reasonable and proper cost of the employment at the

     Landlord's discretion of a firm of managing agents to manage the Estate and discharge all proper fees salaries charges and expenses payable to such agents or such other person who may be managing the Estate provided that if the Landlord shall at the Landlord's discretion manage the Estate instead of employing a firm of managing agents the Landlord shall be entitled to charge a reasonable fee for such management limited to 12.5% of total expenditure

     (b) The cost of the employment of all such surveyors builders architects engineers tradesmen accountants solicitors or other professional persons as may be necessary or desirable for the proper maintenance safety and administration of the Estate and assessing recording and auditing all costs and expenses involved

     6. Without prejudice to the foregoing the cost of all such services works installations acts matters and things as in the absolute discretion of the Landlord may be considered necessary or advisable for the proper maintenance safety amenity and administration of the Estate

     7. The cost of borrowing monies from any clearing bank to pay any of the Landlord's Expenses and paying the interest on such sums borrowed as required by such bank


                                     PART II

                The Service Charge and the Interim Service Charge

     1. In this part of this Schedule the following expressions have the following meanings respectively

     (1) "total expenditure" means the aggregate of the Landlord's Expenses including any Irrecoverable VAT in any accounting period plus any VAT charged thereon

     (2) "accounting period" means the period of one year to the date nominated by the Landlord from time to time

     (3) "the Service Charge" means 40 per centum of total expenditure or (in respect of the accounting period during which this Lease is executed) such proportion of such percentage as is attributable to the period from the date of this Lease to the end of the current accounting period

     (4) "the Interim Service Charge" means such sum to be paid on account of the Service Charge in respect of each accounting period as the Landlord or Landlord's managing agents shall specify at its or their reasonable discretion to be a fair and reasonable interim payment

     2. In this Schedule any surplus carried forward from previous accounting periods shall not include any Reserve Sum

     3. The first payment of the Interim Service Charge (on account of the Service Charge for the accounting period during which this Lease is executed) shall be made on the execution hereof and thereafter the Interim Service Charge shall be paid to the Landlord by equal quarterly installments payable in advance on the usual quarter days with the rent reserved by this Lease and in case of default the same shall be recoverable from the Tenant as rent in arrear

     4 If the Interim Service Charge paid by the Tenant in respect of any accounting period exceeds the Service Charge for that period the surplus of the Interim Service Charge so paid over and above the Service Charge shall be carried forward by the Landlord and credited to the account of the Tenant in computing the Service Charge in succeeding accounting periods as hereinafter provided

     5. If the Service Charge in respect of any accounting period exceeds the Interim Service Charge paid by the Tenant in respect of that accounting period together with any surplus from previous years carried forward as aforesaid then the Tenant shall pay the excess to the Landlord within twenty-eight days of service upon the Tenant of a certificate referred to in the following paragraph and in case of default the same shall be recoverable from the Tenant as rent in arrear

     6. As soon as practicable after the expiration of each accounting period an account of the total expenditure shall be prepared by the Landlord or Landlords managing agents and there shall be served upon the Tenant by the Landlord or the Landlord's agents a certificate signed by such agents containing the following information:

     (a) The amount of the total expenditure for that accounting period

     (1)) The amount of the Interim Service Charge paid by the Tenant in respect of that accounting period together with any surplus carried forward from the previous accounting period

     (c) The amount of the Service Charge in respect of that accounting period or deficiency of the Service Charge over or under the Interim Service Charge

     (d) The amount of any Reserve Sum

     7. The said certificate shall (save in the case of manifest error) be conclusive and binding on the parties hereto but the Tenant shall be entitled at the Tenant's own expense at any time within twenty-eight days after service of such certificate to inspect the account of the Landlord's Expenses


                                   SCHEDULE 4

                               Covenant by Surety


     1. Covenant and indemnity by Surety

     The Surety hereby covenants with the Landlord as a primary obligation and not merely as guarantor that the Tenant or the Surety shall at all times during the term duly perform and observe all the covenants on the part of the Tenant contained in this Lease including the payment of the rents and all other sums payable under this Lease in the manner and at the times herein specified and as a separate severable covenant that the Tenant and the Surety shall at all times observe and perform the Tenant's obligations under any deed the Tenant may enter into pursuant to clause 3.26.2.5.1 ("Authorised Guarantee Agreement) and the Surety hereby covenants to indemnify the Landlord against all claims demands losses damages liability costs fees and expenses whatsoever properly sustained by the Landlord by reason of or arising in any way directly or indirectly out of any default by the Tenant in the performance and observance of any of its obligations or the payment of any rent and other sums

     2. Surety jointly and severally liable with Tenant

     The Surety hereby further covenants with the Landlord that the Surety is jointly and severally liable with the Tenant (whether before or after any disclaimer by a liquidator or trustee in bankruptcy) for the fulfillment of all the obligations of the Tenant under this Lease or an Authorised Guarantee Agreement and agrees that the Landlord in the enforcement of its rights hereunder may proceed against the Surety as if the Surety was named as the Tenant in this Lease or in an Authorised Guarantee Agreement

     3. Waiver by Surety

     The Surety hereby waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Surety

     4. Postponement of claims by Surety against Tenant The Surety hereby further covenants with the Landlord that the Surety shall not claim in any liquidation bankruptcy composition or arrangement of the Tenant in competition with the Landlord or claim any set off or counter claim against the Tenant in respect of any liability to the Tenant by the Surety and shall remit to the Landlord the proceeds of all judgments and all distributions it may receive from any liquidator trustee in bankruptcy or supervisor of the Tenant and shall hold for the benefit of the Landlord all security and rights the Surety may have over assets of the Tenant whilst any liabilities of the Tenant and the Surety to the Landlord remain outstanding

     5. Postponement of participation by Surety in security

     The Surety shall not be entitled to participate in any security held by the Landlord in respect of the Tenant's obligations to the Landlord under this Lease or an Authorised Guarantee Agreement or to stand in the place of the Landlord in respect of any such security until all the obligations of the Tenant and the Surety to the Landlord under this Lease or an Authorised Guarantee Agreement have been performed or discharged

     6. No release of Surety

     None of the following or any combination thereof shall release determine discharge or in any way lessen or affect the liability of the Surety as principal debtor under this Lease or otherwise prejudice or affect the right of the Landlord to recover from the Surety to the full extent of this guarantee

     (1) any neglect delay or forbearance of the Landlord in endeavoring to obtain payment of the rents or the amounts required to be paid by the Tenant or in enforcing the performance or observance of any of the obligations of the Tenant under this Lease or an Authorised Guarantee Agreement

     (2) any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant at a time when the Landlord was entitled (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled) to reenter the Premises

     (3) any extension of time given by the Landlord to the Tenant

     (4) any variation of the terms of this Lease (to the extent permitted by law) or the transfer of the Landlord's reversion or the assignment of this Lease

     (5) any change in the constitution structure or powers of either the Tenant the Surety or the Landlord or the liquidation administration or bankruptcy (as the case may be) of either the Tenant or the Surety

     (6) any legal limitation or any immunity disability or incapacity of the Tenant (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Tenant may be outside or in excess of the powers of the Tenant

     (7) any other act omission matter or thing whatsoever whereby but for this provision the Surety would be exonerated either wholly or in part (other than a release under seal given by the Landlord)

     7. Surrender of Part

     In the event of the Tenant surrendering part of the Premises the liability of the Surety shall continue in respect of the remainder after making any necessary apportionment's under Section 140 of the Law of Property Act 1925

     8. Disclaimer or forfeiture of Lease

     (1) The Surety hereby further covenants with the Landlord that:-(a) if a liquidator or trustee in bankruptcy shall disclaim or surrender this Lease or an Authorised Guarantee Agreement or

     (b) if this Lease shall be forfeited or

     (c) if the Tenant shall cease to exist

     THEN the Surety shall if the Landlord by notice in writing given to the Surety within six months after such disclaimer or other event so requires accept from and execute and deliver to the Landlord a counterpart of a new lease of the Premises (i) for a term commencing on the date of the disclaimer or other event and continuing for the residue then remaining unexpired of the Term (ii) at the rent payable by the Tenant immediately before the disclaimer or other event ("the Old Rent") unless the Rental Value at a Review Date occurring before or after such disclaimer or other event has not been agreed or determined in accordance with the provisions of this Lease then the Landlord and the Surety shall take such steps as are necessary to agree or determine the Rental Value in accordance with such provisions in which event the rent payable by the Surety under the new lease shall be whichever is the higher of the Old Rent and the

     Rental Value and (iii)subject to the same covenants conditions and provisions as are contained in this Lease AND on the grant of such new lease the Surety shall pay to the Landlord an amount equal to the rents which would have been paid to the Landlord had the new lease been granted on the date of the disclaimer or other event

     (2) If the Landlord shall not require the Surety to take a new lease the Surety shall nevertheless upon demand pay to the Landlord a sum equal to the rents and other sums that would have been payable under this Lease but for the disclaimer or other event in respect of the period from and including the date of such disclaimer or other event until the expiration of six months therefrom or until the Landlord shall have granted a lease of the Premises to a third party and any rent free period thereunder shall have expired (whichever shall first occur)

     9. Benefit of Guarantee

     This guarantee shall enure for the benefit of the successors and assigns of the Landlord under this Lease without the necessity for any assignment thereof

     10. Severability

     For the avoidance of doubt the obligations of the Surety to guarantee any of the obligations on the part of the Tenant contained in an Authorised Guarantee Agreement shall be expressly severable from all other obligations of the Surety contained in this Lease and if and to the extent that any such obligations are held to be unenforceable at law then this Lease shall be read and construed as if all references in this Schedule to an Authorised Guarantee Agreement were omitted


                                   SCHEDULE 5

                         Authorised Guarantee Agreement


            THIS AUTHORISED GUARANTEE AGREEMENT is made the day of 19

BETWEEN






(1) ("the Landlord")

(2) ("the Assignor")

(3) ("the Assignee")

     1. INTERPRETATION

     (1) In this Agreement and the Schedule hereto unless there is something in the subject or context inconsistent therewith the following expressions shall have the meanings ascribed to them


     "the Act" means the Landlord and Tenant (Covenants) Act 1995 and any enactment for the time being amending or replacing

     "the Assignee"

     means the party numbered three above and its successors and assigns means the assignment authorised by the Licence "the Assignment"

     "Assignor"

means the party numbered two above means the premises demised by the Lease means the party numbered one above or other the person or persons for the time being entitled to the reversion immediately expectant on the determination of the Term

     "the Premises" "the Landlord"

     means the Lease short particulars of which are set out m the Schedule hereto and includes any deeds or documents supplemental thereto

"the Lease"

the same

"the Licence"

     means a Licence of even date herewith and made between the same parties as this Agreement

"the Term"

     means the term granted by the Lease

     (2) Where the context so requires or admits the masculine includes the feminine and the singular includes the plural AND where for the time being any party comprises two or more persons the covenants expressed to be made by such party shall be deemed to be made by such persons jointly and severally

     (3) All references to clauses are to clauses of this Agreement and all references to the Schedule are to the Schedule to this Agreement

     (4) The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement

     2. 'IHE LICENCE

     This Agreement is supplemental to the Licence whereby the Landlord granted to the Assignor licence to assign the Lease to the Assignee on the terms therein set out and in consideration of the Landlord granting the Licence the Assignor and the Assignee have agreed to enter into the covenants on their part set out below

     3. COVENANT BY ASSIGNEE

     The Assignee hereby covenants with the Landlord that as from the Assignment and thereafter for the remainder of the Term (unless released from liability under the Act) the Assignee shall at all times duly observe and perform all the covenants on the part of the tenant contained in the Lease including the payment of the rents and all other sums payable under the Lease in the manner and times therein specified

     4. COVENANTS AND INDEMNHY BYTHE ASSIGNOR

     The Assignor hereby covenants with the Landlord as a primary obligation and not merely as guarantor that as from the Assignment and thereafter for the remainder of the Term (unless released from liability under the Act) the Assignee or the Assignor shall at all times duly observe and perform all the covenants on the part of the tenant contained in the Lease including the payment of the rents and all other sums payable under the Lease in the manner and times therein specified and the Assignor hereby covenants to indemnify the Landlord against all claims demands losses damages liability costs fees and expenses whatsoever sustained by the Landlord by reason of or arising in any way directly or indirectly out of any default by the Assignee in the performance and observance of any of its obligations or the payment of any rent or other sums

     5. ASSIGNOR JOINTLY AND SEVERALLY LIABLE WITH ASSIGNEE

     The Assignor hereby further covenants with the Landlord that as from the Assignment and thereafter for the remainder of the Term (unless released from liability under the Act) the Assignor is jointly and severally liable with the Assignee (whether before or after any disclaimer by a liquidator or trustee in bankruptcy) for the fulfillment of all the obligations of the Assignee under this Agreement and agrees that the Landlord in the event of enforcement of its rights hereunder- may proceed against the Assignor as if the Assignor was named as the Assignee in this Agreement

     6. WAIVER BY ASSIGNOR

     The Assignor hereby waives any right to require the Landlord to proceed against the Assignee or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Assignor

     7. POSTPONEMENT OF CLAIMS BY ASSIGNOR AGAINST ASSIGNEE

     The Assignor hereby further covenants with the Landlord that the Assignor shall not claim in any liquidation bankruptcy composition or arrangement of the Assignee in competition with the Landlord or claim any set off or counterclaim against the Assignee in respect of any liability to the Assignee by the Assignor and shall remit to the landlord the proceeds of all judgments and all distributions it may receive from any liquidator trustee in bankruptcy or supervisor of the Assignee and shall hold for the benefit of the Landlord all security and rights the Assignor may have over assets of the Assignee whilst any liabilities of the Assignee and the Assignor to the landlord remain outstanding

     8. POSTPONEMENT OF PARTICIP~ON BY ASSIGNOR IN SECURITY

     The Assignor shall not be entitled to participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under the Lease or to stand in the place of the Landlord in respect of any such security until all the obligations of the Assignee and the Assignor to the Landlord under the Lease have been performed or discharged

     9. NO RELEASE OF ASSIGNOR

     None of the following or any combination thereof shall release determine discharge or in any way lessen or affect the liability of the Assignor as principal debtor under this Agreement or otherwise prejudice or affect the right of the Landlord to recover from the Assignor to the full extent of this guarantee:

     (1) any neglect delay or forbearance of the Landlord in endeavoring to obtain payment of the rents or the amounts required to be paid by the Assignee or in enforcing the performance or observance of any of the obligations of the Assignee under the Lease


     (2) any refusal by the Landlord to accept rent tendered by or on behalf of the Assignee at a time when the Landlord was entitled (or would after the service of a notice under section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Premises

     (3) any extension of time given by the Landlord to the Assignee

     (4) the variation of the terms of the Lease (to the extent permitted by law) or the transfer of the Landlord's reversion or any further assignment of the Lease following the Assignment

     (5) any change in the constitution structure or powers of either the Assignee the Assignor or the Landlord or the liquidation administration or bankruptcy (as the case m~ be) of either the


     (6) any legal limitation or immunity disability CT incapacity of the Assignee (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Assignee may be outside or in excess of the powers of the Assignee


     (7)any other act omission matter or thing whatsoever whereby but for this provision the Assignor would be exonerated either wholly or in part (other than a release by deed given by the Landllord)


     10.INVALIDITY OF PROVISIONS

     No invalidity of any provision of this Agreement shall in any way vitiate or affect any other provision of this Agreement

     11. SURRENDER OF PART

     In the event of the Assignee surrendering part of the Premises the liability of the Assignor shall continue in respect of the remainder after making any necessary apportionment's under section 140 of the Law of Property Act 1925

     12. DISCLAIMER OF LEASE

     The Assignor hereby covenants with the Landlord that if a liquidator or trustee in bankruptcy shall disclaim the Lease then the Assignor shall if so required by notice in writing given by the Landlord within six months after such disclaimer accept from and deliver to the Landlord a counterpart of a new lease of the Premises (i) for a term commencing on the date of disclaimer and continuing for the residue then remaining unexpired of the Term (ii) at the rent payable by the Assignee immediately before the disclaimer ("the Old Rent") unless the revised rent at a review date occurring before or after such disclaimer has not been agreed or determined in accordance with the provisions of the Lease then the Landlord and the Assignor shall take such steps as are necessary to agree or determine the revised rent in accordance with such provisions in which event the rent payable by the Assignor under the new lease shall be whichever shall be the higher of the Old Rent and the revised rent and
(iii) subject to the same covenants and provisions as are contained in the Lease AND on the grant of such new lease the Assignor shall pay to the Landlord an amount equal to the rents which would have been paid to the Landlord had the new lease been granted by the Landlord on the date of the disclaimer

     13. BENEFIT OF GUARANTEE

     This guarantee shall enure for the benefit of successors and assigns of the Landlord under the Lease without the necessity for any assignment thereof


                                   SCHEDULE 6

                  The Kitchen

                   3 Spray Booths

                   The Rolling Road

                   Satellite Dish







     EXECUTED (but not delivered until the date inserted herein) as a deed by affixing the COMMON SEAL of MILTON INVESTMENT FUND LIMITED in the presence of:


DIRECTOR

SECRETARY